UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

CYNGN INC.

(Exact name of registrant as specified in charter)

Delaware	001-40932	46-2007094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1344 Terra Bella Avenue

Mountain View, CA 94043

(Address of principal executive offices) (Zip Code)

(650) 924-5905

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CYN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 3, 2026, Cyngn Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of Class II directors to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified;

2.	The approval granting discretionary authority to our Board to (i) amend our certificate of incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-one hundred fifty (1-for-150), with the exact ratio to be determined by our Board in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”);

3.	The ratification of Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and

4.	The approval of, if necessary, the adjournment or postponement of the Annual Meeting, to continue to solicit votes for all proposals or to establish a quorum.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of 6,739,730 of the 15,348,281 shares of the Company’s Common Stock entitled to vote, were as follows:

1.	The stockholders approved the election of Class II directors to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Karen Macleod	2,392,082	667,435	3,680,213
James McDonnell	2,784,359	275,158	3,680,213

2.	The stockholders approved the discretionary authority to the Board to (i) amend the Company’s certificate of incorporation to combine outstanding shares of the Company’s Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-one hundred fifty (1-for-150), with the exact ratio to be determined by the Board in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”). The voting results were as follows:

For	Against	Abstain
5,531,835	1,177,034	30,861

3.	The stockholders ratified the appointment of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. The voting results were as follows:

For	Against	Abstain
6,219,284	446,503	73,943

4.	The stockholders approved the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for all proposals or to establish a quorum. The voting results were as follows:

For	Against	Abstain
5,709,012	573,014	457,704

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2026

CYNGN INC.

By:	/s/ Natalie Russell
Natalie Russell
Chief Financial Officer

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